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                                                                 EXHIBIT 10.63


                                 FIRST AMENDMENT
                                       TO
                           STOCK RESTRICTION AGREEMENT


        THIS FIRST AMENDMENT (the "Amendment") to the Stock Restriction Agreement entered into by and between OMNIPOINT CORPORATION, a Delaware corporation (the "Company"), and GEORGE F. SCHMITT (the "Employee"), as of October 1, 1995 (the "Stock Restriction Agreement"), is made as of the 21st day of June, 1999.

                                    RECITALS

        WHEREAS, pursuant to Section 2 of the Stock Restriction Agreement, the Company has certain rights to purchase shares of common stock of the Company from the Employee at a specified price for a period of time following the Employee's termination of employment (the "Purchase Option"); and

        WHEREAS, the Compensation Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to modify the provisions of the Purchase Option with respect to any termination of employment of the Employee for a reason other than cause; and

        WHEREAS, the Employee finds the proposed modifications to the Purchase Option desirable.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter contained, the Company and the Employee hereby agree as follows:

        Effective as of the date of this Amendment, the table set forth in
Section 2(a) of the Stock Restriction Agreement shall read as follows:

           ------------------------------------- --------------------------------
                                                        PERCENTAGE OF SHARES
            IF CESSATION OF EMPLOYMENT OCCURS:      SUBJECT TO PURCHASE OPTION:
           ------------------------------------- --------------------------------
                On or after June 21, 1999                        0%
           ------------------------------------- --------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                      OMNIPOINT CORPORATION

                                      By:
                                         ---------------------------------------

                                      EMPLOYEE

                                      ------------------------------------------
                                      George F. Schmitt